                             THE ARCH FUND(R), INC.



                        THE ARCH MONEY MARKET PORTFOLIO


                    THE ARCH TREASURY MONEY MARKET PORTFOLIO


                   THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO


                                  TRUST SHARES


     The ARCH Fund, Inc. is an open-end, management investment company that currently offers Shares in twelve investment portfolios. This Prospectus describes the Trust Shares of the ARCH MONEY MARKET, TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET PORTFOLIOS. Trust Shares are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts.


     THE ARCH MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal. The Portfolio invests substantially all of its assets in a broad range of "money market" instruments.

     THE ARCH TREASURY MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. The Portfolio invests in selected obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest income on which is generally exempt from state income tax.

     THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio invests substantially all of its assets in short-term tax-exempt obligations and tax-exempt derivative securities.


     Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), a wholly-owned subsidiary of Mercantile Bank National Association ("Mercantile"), acts as investment adviser for the Portfolios. Mercantile serves as custodian;
BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor.


     This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated March 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-551-3731.


     An investment in the Portfolios is neither insured nor guaranteed by the U.S. Government. THERE CAN BE NO ASSURANCE THAT ANY PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


     Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including the possible loss of principal.

                            ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                  MARCH 28, 1996 (AS REVISED JANUARY 22, 1997)

                                   HIGHLIGHTS


    The ARCH Fund, Inc. (the "Fund") is an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. The Fund offers investment opportunities in twelve investment portfolios. This Prospectus relates to three of those portfolios: the ARCH MONEY MARKET, TREASURY MONEY MARKET and TAX-EXEMPT MONEY MARKET PORTFOLIOS (the "Portfolios"). In addition, the Fund offers investment opportunities in the ARCH Growth & Income Equity, Small Cap Equity, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and National Municipal Bond Portfolios, which are described in separate prospectuses. Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as adviser, Mercantile as custodian, BISYS Fund Services Ohio, Inc. as administrator and BISYS Fund Services as sponsor and distributor. (For information on expenses, fee waivers, and services, see "Certain Financial Information," "Financial Highlights" and "Management of the Fund.")

    The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their respective investment objectives.



    Each Portfolio seeks to maintain a net asset value of $1.00 per Share. Each Portfolio's assets are invested in dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and each Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by the Portfolios will be determined by MVA, under guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. There can be no assurance that the Portfolios will be able to achieve a stable net asset value on a continuous basis.



    Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, revenue bonds, private activity bonds and municipal lease obligations, enter into repurchase agreements and reverse repurchase agreements, acquire certain U.S. dollar-denominated instruments of foreign issuers, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. The Tax-Exempt Money Market Portfolio may, under certain conditions, make limited investments in securities the income from which may be subject to federal income tax. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objective and Policies."


    The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Portfolios also offer the economic advantages of block trading in securities and the availability of a family of twelve mutual funds should an investor's investment goals change.

    For information on purchasing, exchanging or redeeming Trust Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below.

                         CERTAIN FINANCIAL INFORMATION

     Shares of the Money Market Portfolio have been classified into four classes of Shares--Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares. Shares of the Treasury Money Market Portfolio have been classified into three classes of Shares--Trust Shares, Institutional Shares and Investor A Shares. Shares of the Tax-Exempt Money Market have been classified into two classes of Shares--Trust Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund--Administrative Services Plan," and "Management of the Fund--Custodian and Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.

     The Tax-Exempt Money Market Portfolio commenced operations on July 10, 1986 as a separate investment portfolio (the "Predecessor Tax-Exempt Money Market Portfolio") of The ARCH Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio was reorganized as a new portfolio of the Fund. Prior to the reorganization, the Predecessor Tax-Exempt Money Market Portfolio offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares and Investor A Shares.

                        EXPENSE SUMMARY FOR TRUST SHARES

                                                                               TREASURY        TAX-EXEMPT
                                                            MONEY MARKET     MONEY MARKET     MONEY MARKET
                                                             PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                            ------------     ------------     ------------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).....................       .00%             .00%             .00%
ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average net assets)
  Investment Advisory Fees (net of fee waivers)(1)........       .35%             .35%             .35%
  12b-1 Fees..............................................       .00%             .00%             .00%
  Other Expenses (including administration fees,
    administrative services fees and other expenses)
    (net of fee waivers and expense
    reimbursements)(2),(3)................................       .24%             .25%             .17%
                                                                 ---              ---              ---
TOTAL PORTFOLIO OPERATING EXPENSES
  (net of fee waivers and expense reimbursements)(3)......       .59%             .60%             .52%
                                                            ===========      ===========      ===========

---------------

(1) Without fee waivers, investment advisory fees would be .40%, .40% and .40% for the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios, respectively.
(2) Without fee waivers, administration fees would be .10% for the Tax-Exempt Money Market Portfolio and .20% for each other Portfolio. Administrative services fees are payable at an annual rate not to exceed .25% for each Portfolio.
(3) Without fee waivers and/or expense reimbursements, Other Expenses would be .34%, .35% and .22% and Total Portfolio Operating Expenses would be .74%, .75% and .62% for the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios, respectively.

                       EXAMPLE                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
                                                        ------      -------      -------      --------
You would pay the following expenses on a $1,000
  investment, assuming (1) a 5% annual return and (2)
  redemption at the end of each period:
  Money Market Portfolio.............................     $6          $19          $33          $ 74
  Treasury Money Market Portfolio....................     $6          $19          $33          $ 75
  Tax-Exempt Money Market Portfolio..................     $5          $17          $29          $ 65

     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Portfolios is contained in the Fund's Annual Report to Shareholders dated November 30, 1995 which may be obtained without charge by contacting the Fund at the address or telephone number provided on the cover page of this Prospectus.

     The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Trust Shares will bear directly or indirectly. The information contained in such tables for the Money Market and Treasury Money Market Portfolios is based on expenses incurred by each of these Portfolios during the last fiscal year with respect to its Trust Shares. The information contained in such tables for the Tax-Exempt Money Market Portfolio is based on expenses incurred by this Portfolio during the last fiscal year, restated to reflect the expenses that such Portfolio expects to incur during the current fiscal year with respect to its Trust Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

                              FINANCIAL HIGHLIGHTS

     The "Financial Highlights" in the following tables supplement the Fund's financial statements, which are contained in the Fund's Annual Report to Shareholders dated November 30, 1995 and incorporated by reference into the Statement of Additional Information, and set forth certain historic results for Trust Shares of the Portfolios. The data for the years ended November 30, 1989 through 1995, and with respect to the Tax-Exempt Money Market Portfolio (and its Predecessor Portfolio), for the six-month period ended November 30, 1995 and each of the years or periods ended May 31, 1990 through 1995, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report insofar as it relates to each of the years or periods in the five-year period ended November 30, 1995 (the six-month period ended November 30, 1995 and each of the years or periods in the five-year period ended May 31, 1995 with respect to the Tax-Exempt Money Market Portfolio (and its Predecessor Portfolio)) on the financial statements containing such information is incorporated by reference into the Statement of Additional Information. The data for the years ended November 30, 1986 through 1988 and with respect to the Predecessor Tax-Exempt Money Market Portfolio, for the years ended May 31, 1989 and 1988 and the period ended May 31, 1987, were derived from financial statements audited by the Fund's and the Trust's prior auditors. Further information about the performance of the Portfolios is available in the Fund's Annual Report. Both the Statement of Additional Information and the Annual Report may be obtained free of charge by contacting the Fund at the address or telephone number provided on the front cover page of this Prospectus.
                             MONEY MARKET PORTFOLIO
              (For a Share(a) outstanding throughout each period)

                                                                YEAR ENDED NOVEMBER 30,
                      -----------------------------------------------------------------------------------------------------------
                        1995       1994       1993       1992     1991(a)
                      --------   --------   --------   --------   --------
                       TRUST      TRUST      TRUST      TRUST      TRUST
                       SHARES     SHARES     SHARES     SHARES     SHARES      1990       1989       1988       1987       1986
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 Beginning of
 Period............... $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Investment Activities
 Net investment
   income.............    0.054     0.035      0.026      0.034      0.058      0.078      0.088      0.071      0.062      0.065
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Distributions
 Net investment
   income.............   (0.054)   (0.035)    (0.026)    (0.034)    (0.058)    (0.078)    (0.088)    (0.071)    (0.062)    (0.065)
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value,
 End of Period........ $   1.00  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                      ========== ========== ========== ========== ========== ========== ========== ========== ========== ==========
Total Return..........     5.52%     3.55%      2.72%      3.44%      5.95%      8.08%      9.21%      7.33%(b)   6.40%(b)  6.70%(b)
Ratios/Supplemental
 Data:
Net Assets at end of
 period (000)......... $698,131  $544,952   $621,717   $574,941   $700,474   $896,903   $661,145   $289,764   $220,944   $179,224
Ratio of expenses to
 average net assets
 (including
 waivers).............     0.59%     0.61%      0.59%      0.57%      0.59%      0.55%      0.45%      0.45%      0.45%      0.45%
Ratio of net
 investment income to
 average net assets
 (including
 waivers).............     5.38%     3.45%      2.70%      3.44%      5.81%      7.77%      8.82%      7.12%      6.22%      6.49%
Ratio of expenses to
 average net assets
 (before waivers)*....     0.74%     0.93%      0.80%      0.71%      0.67%      0.60%      0.60%      0.58%      0.68%      0.66%
Ratio of net
 investment income to
 average net assets
 (before waivers)*....     5.23%     3.13%      2.49%      3.30%      5.73%      7.72%      8.67%      6.99%      5.99%      6.26%

---------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) As of December 1, 1990, the Portfolio designated existing Shares as "Investor" Shares. In addition, on December 1, 1990, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to December 1, 1990 are financial highlights applicable to Investor Shares. On September 27, 1994 the Portfolio redesignated the Investor Shares as "Investor A" Shares.
(b)  Unaudited.

                        TREASURY MONEY MARKET PORTFOLIO
              (For a Share(b) outstanding throughout each period)

                                                    YEAR ENDED NOVEMBER 30,
                                           ------------------------------------------   DECEMBER 2, 1991
                                                                                        TO NOVEMBER 30,
                                               1995           1994           1993          1992(A)(B)
                                           ------------   ------------   ------------   ----------------
                                           TRUST SHARES   TRUST SHARES   TRUST SHARES     TRUST SHARES
                                           ------------   ------------   ------------   ----------------
Net Asset Value, Beginning of Period....     $   1.00       $   1.00       $   1.00         $   1.00
                                               ------         ------         ------           ------
Investment Activities
  Net investment income.................        0.050          0.033          0.026            0.034
                                               ------         ------         ------           ------
Distributions
  Net investment income.................       (0.050)        (0.033)        (0.026)          (0.034)
                                               ------         ------         ------           ------
Net Asset Value, End of Period..........     $   1.00       $   1.00       $   1.00         $   1.00
                                               ======         ======         ======           ======
Total Return............................         5.12%          3.38%          2.67%            3.16%(c)
Ratios/Supplemental Data:
Net Assets at end of period (000).......     $252,780       $242,099       $256,503         $229,288
Ratio of expenses to average net assets
  (including waivers)...................         0.60%          0.49%          0.41%            0.28%(d)
Ratio of net investment income to
  average net assets (including
  waivers)..............................         5.01%          3.26%          2.64%            3.35%(d)
Ratio of expenses to average net assets
  (before waivers)*.....................         0.75%          0.94%          0.85%            0.72%(d)
Ratio of net investment income to
  average net assets (before
  waivers)*.............................         4.86%          2.82%          2.21%            2.91%(d)

---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) On December 2, 1991, the Portfolio issued a series of Shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of Shares which were designated as "Investor" Shares. On September 27, 1994, the Portfolio redesignated Investor Shares as "Investor A" Shares.
(c) Not Annualized.
(d) Annualized.

                      TAX-EXEMPT MONEY MARKET PORTFOLIO(A)

              (For a Share(b) outstanding throughout each period)



                            SIX MONTHS                               YEAR ENDED MAY 31,                                PERIOD
                              ENDED      ---------------------------------------------------------------------------    ENDED
                           NOVEMBER 30,                                                                                MAY 31,
                             1995(F)      1995      1994      1993      1992    1991(B)   1990(B)   1989(B)  1988(B)  1987(A),(B)
                           ------------  -------  --------  --------  --------  --------  --------  -------  -------  ---------
                              TRUST       TRUST    TRUST     TRUST     TRUST     TRUST     TRUST     TRUST    TRUST   PORTFOLIO
                              SHARES     SHARES    SHARES    SHARES    SHARES    SHARES    SHARES   SHARES   SHARES    SHARES
                           ------------  -------  --------  --------  --------  --------  --------  -------  -------  ---------
Net Asset Value, Beginning
 of Period................   $   1.00    $  1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00  $    1.00
                               ------     ------    ------    ------    ------    ------    ------   ------   ------     ------
Investment Activities
 Net investment income....      0.016      0.029     0.020     0.021     0.034     0.031     0.056    0.056    0.043      0.036
                               ------     ------    ------    ------    ------    ------    ------   ------   ------     ------
Distributions
 Net investment income....     (0.016)    (0.029)   (0.020)   (0.021)   (0.034)   (0.031)   (0.056)  (0.056)  (0.043)    (0.036)
                               ------     ------    ------    ------    ------    ------    ------   ------   ------     ------
Net Asset Value, End of
 Period...................   $   1.00    $  1.00  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00  $    1.00
                               ======     ======    ======    ======    ======    ======    ======   ======   ======     ======
Total Return..............       1.57%(d)    2.93%     1.97%     2.16%     3.44%     2.25%     5.71%    5.74%    4.35%  3.80%(d)
Ratios/Supplemental Data:
Net Assets at end of
 period (000).............   $ 78,031    $85,324  $112,594  $137,602  $126,079  $137,847  $132,407  $70,153  $72,120  $ 147,799
Ratio of expenses to
 average net asset
 (including waivers)......       0.70%(e)    0.61%     0.52%     0.52%     0.59%     0.58%     0.51%    0.45%    0.45%  0.37%(c),(e)
Ratio of net investment
 income to average net
 assets (including
 waivers).................       3.10%(e)    2.87%     1.95%     2.13%     3.38%     4.65%     5.57%    5.59%    4.27%  4.02%(c),(e)
Ratio of expenses to
 average net assets
 (before waivers)*........       0.75%(e)    0.70%     0.86%     0.62%     0.69%     0.68%     0.61%    0.63%    0.60%  0.62%(c),(e)
Ratio of net investment
 income to average net
 assets (before
 waivers)*................       3.05%(e)    2.78%     1.61%     2.03%     3.28%     4.55%     5.47%    5.41%    4.12%  3.77%(c),(e)


---------------

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) The Portfolio commenced operations on July 10, 1986 as a portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, it was reorganized as a new portfolio of the Fund.
(b) "Trust" Shares were originally issued as "Money" Shares. As of September 28, 1990, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to September 28, 1990 are financial highlights applicable to Money Shares.
(c) Includes waiver of sub-advisory fees for the period ended May 31, 1987.
(d) Not Annualized.
(e) Annualized.
(f) Upon its reorganization as a portfolio of the Fund, the Portfolio changed its fiscal year-end from May 31 to November 30.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so. The Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios are "money market" funds that invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and with dollar-weighted average portfolio maturities of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Money Market Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

     The Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Portfolio invests.

     BANKING OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Money Market Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Adviser deems the instrument to present minimal credit risks. (See "Risk Factors -- Risks Associated with Foreign Securities" below.) The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

     COMMERCIAL PAPER AND VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Market Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Money Market Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Money Market Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

     GOVERNMENT OBLIGATIONS. The Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Adviser, invest in short-term obligations issued by state and local governmental issuers that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

THE TREASURY MONEY MARKET PORTFOLIO

     The Treasury Money Market Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest on which is generally exempt from state income tax. Securities that are generally eligible for this exemption include those issued by the U.S. Treasury (bills, certificates of indebtedness, notes and certain bonds) and certain U.S. Government agencies and instrumentalities, including the General Services Administration and Small Business Administration. Each investor should consult his or her tax advisor to determine whether distributions from the Portfolio are exempt from state income tax in the investor's home state. Under normal market conditions, the Portfolio intends to invest substantially all (but not less than 65%) of its total assets in securities with the above characteristics and (except to the extent discussed below) will not enter into repurchase agreements or purchase any U.S. Government security that the Adviser believes is subject to state income tax.

     Under extraordinary circumstances, such as when appropriate exempt securities are unavailable or pending investment, the Treasury Money Market Portfolio may temporarily hold cash or invest in repurchase agreements collateralized by U.S. Government securities, other U.S. Government agency or instrumentality securities, securities of other investment companies that invest in securities in which the Portfolio is permitted to invest, or cash equivalents.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

     The Tax-Exempt Money Market Portfolio's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio seeks to achieve its objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (collectively, "Municipal Obligations"). The Portfolio may also hold tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests.

     The Tax-Exempt Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors. See "The Money Market Portfolio" above for a description of "First Tier Eligible Securities".

     Dividends paid by the Tax-Exempt Money Market Portfolio that are derived from interest attributable to tax-exempt obligations of a particular state and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands may be exempt from federal and state income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to state income tax.

     As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Tax- Exempt Money Market Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

     In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Tax-Exempt Money Market Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

OTHER APPLICABLE POLICIES

     U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Certain U.S. Government securities held by the Portfolios may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, FHLMC, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, each Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, the Money Market and Treasury Money Market Portfolios may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government (and, with respect to the Treasury Money Market Portfolio only, that are also guaranteed as to principal and interest by the U.S. Government). STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Money Market Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

     REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, each Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. (See "Taxes" below.)

     REVERSE REPURCHASE AGREEMENTS. Subject to its investment policies, the Money Market Portfolio may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with its investment limitations below. Pursuant to such agreements, the Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by the Portfolio under the 1940 Act.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to their respective investment policies and limitations, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per Share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges (no sales charge will be paid by the Tax-Exempt Money Market Portfolio in connection with such investments). Such charges will be payable by a Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. (See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies.") The income on securities of other investment companies may be taxable to investors at the state or local level. (See "Taxes" below.)

     WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

     TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations that may be held by the Tax-Exempt Money Market Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

     The Tax-Exempt Money Market Portfolio may acquire zero coupon obligations, which may have greater price volatility than coupon obligations and which will not result in payment of interest until maturity. Also included within the general category of Municipal Obligations are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Portfolio's applicable limitation on illiquid securities described below. The Tax-Exempt Money Market Portfolio does not intend to invest in such lease obligations during the current year. (See "Investment Objectives and Policies" in the Statement of Additional Information for a description of other investment policies.)

     VARIABLE AND FLOATING RATE MUNICIPAL OBLIGATIONS. Municipal Obligations purchased by the Tax-Exempt Money Market Portfolio may include rated or unrated variable and floating rate instruments, including variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by the Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for the Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. The Tax-Exempt Money Market Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     STAND-BY COMMITMENTS. The Tax-Exempt Money Market Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Portfolio will be valued at zero in determining the Portfolio's net asset value.


     TAX-EXEMPT DERIVATIVES. The Tax-Exempt Money Market Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust or other forms. The Adviser expects that less than 5% of the Portfolio's assets will be invested in such securities during the current year. (See the Statement of Additional Information under "Investment Objectives and Policies -- Tax-Exempt Derivatives.")


     FOREIGN SECURITIES. The Money Market Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the investments to present minimal credit risks. Investments made in foreign securities involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     ILLIQUID SECURITIES. A Portfolio will not knowingly invest more than 10% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists).

     RISK FACTORS AND OTHER CONSIDERATIONS. The Tax-Exempt Money Market Portfolio's ability to achieve its investment objective is dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. Although the Tax-Exempt Money Market Portfolio may invest 25% more of its net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, (iii) private activity bonds, it does not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. To the extent that the Portfolio's assets are invested in Municipal Obligations whose issuers are in the same state or that are payable from the revenues of similar projects or in private activity bonds, the Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such states, projects and bonds to a greater extent than it would be if its assets were not so invested. (See "Investment Objectives and Policies -- Municipal Obligations" in the Statement of Additional Information.)

     The Tax-Exempt Money Market Portfolio is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. The value of the Tax-Exempt Money Market Portfolio's securities can be expected to vary inversely with changes in prevailing interest rates.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity and the tax-exempt status of payments received by the Portfolio from tax-exempt derivatives are rendered by counsel to the respective sponsors of such derivatives. The Portfolio and its Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative securities, or the bases for such opinions.

INVESTMENT LIMITATIONS

     The investment limitations set forth below are fundamental policies and may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

THE MONEY MARKET AND TREASURY MONEY MARKET PORTFOLIOS

     A PORTFOLIO MAY NOT:

          1. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

          2. Borrow money or issue senior securities, except that a Portfolio may borrow from banks, and the Money Market Portfolio may enter into reverse repurchase agreements, for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

          3. With respect to the Treasury Money Market Portfolio, purchase securities other than obligations of the U.S. Government, its agencies and instrumentalities, some of which may be subject to repurchase agreements, except that the Portfolio may purchase securities of other investment companies that seek to maintain a constant net asset value per Share and that are permitted themselves only to invest in securities which may be acquired by the Portfolio.

          4. With respect to the Money Market Portfolio, purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by domestic bank instruments or obligations of the U.S. Government, its agencies or instrumentalities;
     (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     In accordance with current regulations of the SEC, the Money Market Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Money Market Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

     THE PORTFOLIO MAY NOT:

          1. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the Portfolio's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the Portfolio's total assets.

          2. Borrow money or issue senior securities, except that the Portfolio may borrow from banks for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing; or purchase securities while borrowings exceed 5% of the Portfolio's net assets. Securities held in escrow or separate accounts in connection with the Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.

          3. Under normal market conditions or when the Adviser deems that suitable tax-exempt obligations are available, at least 80% of the Portfolio's assets must be invested in obligations the interest on which is exempt from federal income tax and stand-by commitments with respect to such obligations.

     Notwithstanding Investment Limitation No. 3, the Portfolio may invest in securities of other investment companies that (a) invest in securities that are substantially similar to those the Portfolio may acquire, and (b) distribute income that is exempt from regular federal income tax.

     The following additional investment policies with respect to the Tax-Exempt Money Market Portfolio are not fundamental and may be changed by the Board of Directors without shareholder approval:

          The Portfolio may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 10% of the Portfolio's respective total assets.

     The Tax-Exempt Money Market Portfolio has an operating policy to comply with the requirements of Rule 2a-7 of the 1940 Act. To the extent that Rule 2a-7 is more restrictive than the Portfolio's fundamental limitations, the Portfolio will operate in accordance with Rule 2a-7.
                      ------------------------------------

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Portfolio's securities will not constitute a violation of such limitation.

     In order to permit the sale of Portfolio Shares in certain states, each Portfolio may make commitments more restrictive than the investment policies and limitations described above. Should the Board of Directors determine that any such commitment is no longer in a Portfolio's best interest, the Board may revoke the commitment by terminating the sale of such Portfolio's Shares to investors residing in the state involved.

                               PRICING OF SHARES

     The Portfolios' respective net asset values per Share are determined by the Administrator as of 12:00 noon (Eastern Time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

     Each Portfolio's assets are valued based upon the amortized cost method. Although each Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. (See the Statement of Additional Information under "Net Asset Value" for further information.)

     The public offering price for each class of Shares of a Portfolio is based upon net asset value per Share. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding.

                       HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

     Trust Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions"), acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit, retirement plan, or other such qualified accounts. Trust Shares are sold to qualified purchasers without a sales charge imposed by the Fund or the Distributor. Generally, investors purchase Trust Shares through a financial institution, which is responsible for transmitting purchase orders directly to the Fund.

     Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

     Financial institutions placing orders directly or on behalf of their customers should contact the Fund at 1-800-551-3731. Investors may also call the Fund for information on how to purchase Shares.

     All shareholders of record will receive confirmations of Share purchases, exchanges, and redemptions in the mail. If Shares are held in the name of banks or other financial institutions, such institution is responsible for transmitting purchase, exchange, and redemption orders to the Fund on a timely basis, recording all purchase, exchange, and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting financial institution.

     A purchase order received and accepted by the Fund by 12:00 noon (Eastern time) on a Business Day is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's Custodian has received payment in federal funds by 4:00 p.m. (Eastern time) that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 12:00 noon (Eastern time) will be placed the following Business Day.

EXCHANGES

     The exchange privilege enables shareholders to exchange Trust Shares of a Portfolio for Trust Shares of another Portfolio or any other portfolio offered by the Fund. Exchanges for Trust Shares in another portfolio are effected without payment of any exchange or sales charges. In addition, Trust Shares of a Portfolio may also be exchanged for Investor A Shares of the same Portfolio in connection with the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks. Such exchanges will also be effected without payment of any exchange or sales charges. The exchange privilege may be exercised only in those states where the class of shares of such other portfolios may be legally sold.

     The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her financial institution, which is responsible for transmitting such request to the Distributor. (See "Other Exchange or Redemption Information" below.) An investor should consult the financial institution or the Distributor for further information regarding procedures for exchanging Shares.

REDEMPTION OF SHARES

     Redemption orders should be placed with or through the same financial institution that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. The financial institution is responsible for transmitting redemption orders to the Fund on a timely basis. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

     A written redemption request must be accompanied by any Share certificates which are properly endorsed for transfer. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact the financial institution servicing his or her account or the Distributor. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

     Neither the Fund nor its service providers will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. If Share certificates are outstanding with respect to an account, the telephone redemption and exchange privilege is not available.

     Proceeds from redemptions of Shares with respect to redemption orders received by the Fund before 12:00 noon (Eastern time) on a Business Day normally are sent electronically the same day to the financial institution that placed the redemption order in good form. Proceeds for redemption orders that are received after 12:00 noon (Eastern time) or on a non-Business Day normally are wired to the financial institution on the next Business Day.

OTHER EXCHANGE OR REDEMPTION INFORMATION

     During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the financial institution through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

     At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value. Share balances may also be redeemed pursuant to arrangements between financial institutions and their investors.

                                     YIELDS

     Yield quotations are computed separately for Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields are described below and in the Statement of Additional Information.

     From time to time, performance information such as "yield" and "effective yield" for the Portfolios' Trust Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in such Shares of a Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such Shares of a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

     In addition, the Treasury Money Market Portfolio's "state tax-equivalent yield" may also be quoted. The "state tax- equivalent yield" shows the level of taxable yield needed to produce an after-tax yield that is equivalent to a particular state's tax-exempt yield achieved by the Portfolio. The "state tax-equivalent yield" refers to the portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities that qualifies for exemption from state income tax. The yield calculation assumes that 100% of the interest income is exempt from state income tax. The "state tax-equivalent yield" is computed by dividing the tax-exempt portion of the Portfolio's yield by a denominator consisting of one minus a stated income tax rate.

     The Tax-Exempt Money Market Portfolio may also quote its "tax-equivalent yield" and "tax-equivalent effective yield", which demonstrate the level of taxable yield needed to produce an after-tax yield that is equivalent to the Portfolio's yield and effective yield. Each are calculated by increasing the Portfolio's yield and effective yield by the amount necessary to reflect the payment of federal (and/or state) tax at a stated tax rate. The "tax equivalent yield" and "tax-equivalent effective yield" will always be higher than the Portfolio's yield and effective yield, respectively. The Tax-Exempt Money Market Portfolio may also compute its "tax-equivalent yield" and "tax-equivalent effective yield" with respect to certain states, which shows the level of taxable yield and effective yield, respectively, needed to produce an after-tax equivalent to the federal and state tax-exempt yield of the Portfolio's particular class of Shares, assuming payment of federal income tax and state personal income tax each at a stated rate and based upon a specified percentage of the Portfolio's income which is exempt from state income tax as well as federal income tax.

     Performance data for the Portfolios' Trust Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc., or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC/ Donoghue's MONEY FUND REPORT(R) published by IBC/Donoghue. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Weisenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by a bank or other financial institution (as described in "Management of The Fund -- Service Organizations" below) or other institutions will not be included in the calculations of a Portfolio's yields. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-4015 to obtain current yield information.

                          DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income of the Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Trust Shares earn dividends from the day the purchase order is received by the Transfer Agent through the day before the redemption order for such Shares is received. Dividends on each Share of the Portfolios are determined in the same manner and are paid in the same amounts irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares (other than the Tax-Exempt Money Market Portfolio which does not offer Institutional Shares) bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and, in the case of the Money Market Portfolio only, Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund -- Administrative Services Plan" and "Other Information Concerning the Fund and Its Shares" below.)

     The Portfolios do not expect to realize capital gains. Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested in additional Shares of the same class unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                     TAXES

FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" for the current taxable year. It is intended that each Portfolio will continue to so qualify as long as such qualification is in the best interests of shareholders. A regulated investment company is generally exempt from federal income tax on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net exempt-interest income (if any). In general, a Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain over net short-term capital loss, if any, for such taxable year. The Money Market and Treasury Money Market Portfolios intend to distribute as dividends substantially all of their respective investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to a Portfolio's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an IRA are deferred under the Code.) Because all of the Money Market and Treasury Money Market Portfolios' net investment income is expected to be derived from earned interest, it is not expected that any distributions from such Portfolios will be eligible for the dividends received deduction.

     It is the policy of the Tax-Exempt Money Market Portfolio to distribute as dividends substantially all of its net tax-exempt interest income and any investment company taxable income each year. Dividends derived from interest on Municipal Obligations (known as exempt-interest dividends) may be treated by shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.") Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.


     If the Tax-Exempt Money Market Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Portfolio that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000.


     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.


     To the extent dividends paid to shareholders of the Tax-Exempt Money Market Portfolio are derived from taxable income or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares.

     An investor considering purchasing Shares of a Portfolio on or just before the record date of any capital gains distribution should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.

     Dividends declared by a Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.

     Each Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

STATE AND LOCAL TAXES

     Shareholders should note that dividends paid by a Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.

     The Treasury Money Market Portfolio is structured to provide investors, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Shareholders should note that many, but not all, states permit all or a portion of a regulated investment company's dividends which are derived from interest on U.S. Treasury obligations (and obligations of certain U.S. Government agencies)("Treasury Obligations") to be exempt or excluded from state and local taxation. In addition, only certain states allow dividends of a regulated investment company that are derived from dividends of other regulated investment companies investing directly in Treasury Obligations to be exempt or excluded from state and local taxation. Some states reduce a shareholder's allowable deductions by interest on debt incurred to carry obligations producing state tax-exempt interest and by other expenses related to such obligations. Income earned by the Portfolio from repurchase agreements generally is not exempt from state or local income tax. Shareholders should consult their own tax advisors about the status of distributions from the Treasury Money Market Portfolio under state and local law.

MISCELLANEOUS

     The foregoing summarizes some of the important federal and state tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal and, for the Treasury Money Market Portfolio, the state income tax consequences.

                             MANAGEMENT OF THE FUND

     The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER

     Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1995, MVA had approximately $7 billion in assets under investment management, including the Funds' assets, which were approximately $2.1 billion.

     Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, with respect to the Money Market and Treasury Money Market Portfolios, at the annual rates of .40% of the first $1.5 billion of each such Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion, and with respect to the Tax-Exempt Money Market Portfolio, at the annual rate of .40% of the average daily net assets of the Portfolio. For the fiscal year/period ended November 30, 1995, MVA received advisory fees (net of waivers) at the effective annual rates of .35%,
 .35% and .35% of the respective average daily net assets of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios. For the fiscal year ended May 31, 1995, MVA received advisory fees (net of waivers) at the effective annual rate of .31% of the average daily net assets of the Predecessor Tax-Exempt Money Market Portfolio. Without fee waivers, MVA would have been entitled to receive advisory fees at the annual rate of .40% of the average daily net assets of the Predecessor Tax-Exempt Money Market Portfolio.

     MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

ADMINISTRATOR

     BISYS Fund Services Ohio, Inc. located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator.

     The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Fund's arrangements under the Administrative Services Plan described below. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% (.10% for the Tax-Exempt Money Market Portfolio) of each Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, the Administrator received administration fees (net of waivers) at the effective rate of .10% of the average daily net assets of the Money Market and Treasury Money Market Portfolios, and at the effective rate of .10% of the average daily net assets of the Tax-Exempt Money Market Portfolio. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by a Portfolio in order to increase the net income available for distribution to shareholders.

DISTRIBUTOR

     Trust Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.

ADMINISTRATIVE SERVICES PLAN

     The Fund has adopted an Administrative Services Plan with respect to the Trust Shares of the Portfolios. Pursuant to the Administrative Services Plan, Trust Shares are sold to banks and other financial institutions (which may include Mercantile or its affiliated or correspondent banks) acting on behalf of their qualified accounts (such financial institutions collectively, the "Service Organizations") which agree to provide certain shareholder administrative services for their clients or account holders (collectively, the "customers") who are the beneficial owners of such Shares. The holders of Trust Shares bear their pro rata portion of the fees which may be paid to Service Organizations for such services at an annual rate of up to .25%, for the Money Market Portfolios, of the average daily net assets of a Portfolio's Trust Shares owned beneficially by a Service Organization's customers.

SERVICE ORGANIZATIONS

     The servicing agreements adopted under the Administrative Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Trust Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.

     Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreements with the Fund. Such Service Organization shall be as fully responsible to the Fund for the acts or omissions of any sub-contractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.

     The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such Service Organizations receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN AND TRANSFER AGENT


     Mercantile Bank National Association, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile Bancorporation, Inc., with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.


REGULATORY MATTERS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the Shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

     If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing Shares of an investment company were relaxed, Mercantile, or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.

     Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by the Portfolios to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

EXPENSES

     Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described below under "Other Information Concerning the Fund and Its Shares"). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under Federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. (See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.)

              OTHER INFORMATION CONCERNING THE FUND AND ITS SHARES

DESCRIPTION OF SHARES

     The Fund was organized as a Maryland corporation on September 9, 1982 and is a mutual fund of the type known as an "open-end management investment company". The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Fund's Charter authorizes the Board of Directors to issue up to seven billion full and fractional shares of common stock, and to classify and reclassify any unauthorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

     Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolios, each of which (except the Tax-Exempt Money Market Portfolio) is classified as a diversified company under the 1940 Act: 1.8 billion Trust Shares, 300 million Institutional Shares, 550 million Investor A Shares and 50 million Investor B Shares, representing interests in the Money Market Portfolio; 1 billion Trust Shares, 300 million Institutional Shares and 100 million Investor A Shares, representing interests in the Treasury Money Market Portfolio; and 300 million Trust Shares and 50 million Investor A Shares, representing interests in the Tax-Exempt Money Market Portfolio. Institutional, Investor A and/or Investor B Shares of the Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. Shares in the Portfolios will be issued without Share certificates.

     The Trust Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Investor A Shares and, in addition, each Portfolio except the Tax-Exempt Money Market Portfolio offers Institutional Shares and the Money Market Portfolio offers Investor B Shares. Institutional Shares of the Portfolios, which are offered to financial institutions acting on behalf of accounts for which they do not exercise investment discretion, are sold without a sales charge. Investor A Shares of the Portfolios are sold without a sales charge through selected broker/dealers and other financial intermediaries to individual or institutional customers. Investor B Shares of the Money Market Portfolio, which are sold with a maximum 5.0% contingent deferred sales load, are available for purchase only by those investors participating int he ARCH Asset Adviser Program. Otherwise, Investor B Shares of the Money Market Portfolio are available only to the holders of Investor B Shares of another portfolio offered by the Fund who wish to exchange their Investor B Shares of such other portfolio for Investor B Shares of the Money Market Portfolio. Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares bear all payments under the Portfolio's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares bear all payments under the Portfolio's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.

     Payments under the Administrative Services Plans for Institutional Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Institutional Shares. Payments under the Administrative Services Plans may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Institutional Shares of the Money Market Portfolios.

     Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares are made to (i) the Distributor or another person for providing distribution assistance and assuming certain related expenses, and
(ii) Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Investor A Shares. Payments under the Distribution and Services Plan for Investor A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Investor A Shares of the Portfolios. Payments under the Distribution and Services Plan for Investor B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of the Money Market Portfolio's outstanding Investor B Shares. Distribution payments made under the Distribution and Services Plans are subject to the requirements of Rule 12b-1 under the 1940 Act.

     The Fund offers various services and privileges in connection with Investor A Shares and/or Investor B Shares of a Portfolio that are not offered in connection with the Portfolio's Trust or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. Each class of Shares also offers different exchange privileges. Investor B Shares convert automatically into Investor A Shares eight years after the beginning of the calendar month in which the Shares were purchased.

     Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

     The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

     Shares of the Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS

     As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio (irrespective of class), or (b) 67% or more of the Shares of such Portfolio (irrespective of class) present at a meeting if more than 50% of the outstanding Shares of such Portfolio are represented at the meeting in person or by proxy.

     As of January 1, 1996, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

     Inquiries regarding the Portfolios may be directed to the Fund at 1-800-551-3731.

                      [This Page Intentionally Left Blank]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS, THE FUND, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS, THE FUND OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS


                                             PAGE
                                             ----
Highlights................................     2
Certain Financial Information.............     3
Expense Summary for Trust Shares..........     3
Financial Highlights......................     5
Investment Objectives, Policies and Risk
  Considerations..........................     8
Pricing of Shares.........................    18
How to Purchase and Redeem Shares.........    18
  Purchase of Shares......................    18
  Exchanges...............................    19
  Redemption of Shares....................    19
  Other Exchange or Redemption
    Information...........................    20
Yields....................................    21
Dividends and Distributions...............    22
Taxes.....................................    22
Management of the Fund....................    25
Other Information Concerning the
  Fund and Its Shares.....................    28



                              Investment Adviser:
                        Mississippi Valley Advisors Inc.
                          a wholly-owned subsidiary of
                                Mercantile Bank
                              National Association
                                  Distributor:
                              BISYS Fund Services


                             THE ARCH FUND(R), INC.

                             MONEY MARKET PORTFOLIO

                        TREASURY MONEY MARKET PORTFOLIO

                       TAX-EXEMPT MONEY MARKET PORTFOLIO

                                  TRUST SHARES

                                   PROSPECTUS


                                 MARCH 28, 1996
                         (AS REVISED JANUARY 22, 1997)